Lincoln National Income Fund, Inc.
1997 Annual Report

Table of Contents

Page

Manager Profile   .. ................................................................     1
Investment Policies & Objectives   ...........................................  1
President's Letter   ..................................................................     2
Portfolio Manager's Discussion   ............................................... 3
Asset Classification   ................................................................   4
Distribution By Quality   ...........................................................  4
Portfolio Performance   ..............................................................  5
Annual Performance of the Fund vs. Indices   ............................ 5
Total Fund Investments   ..........................................................    6
Dividend History   ...................................................................     6
Tax Information   ....................................................................     6
Shareholder Meeting Results   .................................................    7
Common Stock Market Prices & Net Asset Value History ....     8

FINANCIAL STATEMENTS:

     Financial Highlights   ........................................................... 9
     Statement of Net Assets   ...................................................   11
     Statements of Operations   ................................................    20
     Statements of Changes in Net Assets   ...............................   21
     Statements of Cash Flows   ...............................................    22
     Portfolio of Investments by Industry Classification   .......    23
     Notes to Financial Statements   ........................................    25

Report of Independent Accountants   ....................................    28
Directors & Officers of the Fund   ........................................    29
Corporate Information   ......................................................      30

Manager Profile

Throughout it's history, your Fund has been managed by investment affiliates of Lincoln National Corporation. Today, Lincoln Investment Management, Inc. (LIM) brings to the Fund the skills and expertise that it has developed through management of client assets for Lincoln National Corporation, as well as pension plans, foundations, endowments, and other clients.

LIM invests in nearly all domestic capital markets and has developed an increasing international investment presence. LIM currently has approximately $37 billion in assets under management. The amount and breadth of this investment expertise allows LIM to deliver substantial value to the investment process.

LIM also believes in the need for consistency in investment strategy and the personnel involved in implementing those strategies. We are pleased to say that the individuals involved with your Fund over the past 17 years are still with Lincoln today and have senior positions affecting the investment results of the Fund.

In February of 1995, David C. Fischer assumed the portfolio management role for the Lincoln National Income Fund, Inc. Mr. Fischer, who joined LIM in 1988, has extensive experience in the investment industry. Mr. Fischer earned his MBA from Indiana University in 1986 and is a Certified Public Accountant (CPA) and Chartered Financial Analyst (CFA).

Investment Policies & Objectives

The Fund's primary investment objective is to provide a high level of current income from interest on fixed-income securities. A secondary objective is to obtain long-term capital appreciation. Substantially all of the Fund's net investment income will be distributed through regular dividends to shareholders. Net realized gains, if any will be distributed annually in cash, provided the Fund does not have a capital loss carryforward.

The investment portfolio will have a significant component of private placement investments in fixed-income securities. Some of these may have equity participation rights either through warrants or convertible features. The Fund also will invest in publicly traded fixed-income securities and high-yield equity securities.

The Fund may borrow to purchase securities in an amount not exceeding 20 percent of net assets. The Fund also may invest in non-dollar denominated securities, however, as of December 31, 1997, has chosen not to do so.

President's Letter

                                                            January 27, 1998


Dear Shareholders:

We are pleased to report that Lincoln National Income Fund achieved a net asset value total return in 1997 of 11.37%, another year of good performance relative to the Lehman Corporate Bond index which returned 10.23%. With the January 1998 distribution of $.70 per common share, the Fund paid 1997 dividends of $1.52 per common share which gives the Fund a trailing dividend yield of approximately 11%.

This year marked the 25th anniversary of operations for the Fund. We are proud of the performance we have given our investors over the years. For the twenty-five year period, we have achieved an average annualized return of 10.9% as compared to 9.2% per year for the Lehman Corporate Bond index. The Fund has achieved excellent returns over the years while simultaneously providing good dividend income and safety of investment value.

For the three year and five year periods, the Fund achieved average annual NAV total returns of 14.33% and 9.88% respectively. This ranked the Fund 3rd of 32 funds in our Morningstar peer group for the 3 year period and 5th for the 5 year period. The Fund also ranks first in this peer group over the 10 year period ended
12/31/97.   We believe that the Fund has well deserved its 4-Star
Morningstar rating.

As we enter 1998, interest rates are at their lowest levels since the early 1970's. We want to state once again that the current level of rates pose a reinvestment challenge to the Fund and are likely to continue to put downward pressure on the income dividends that the Fund is able to pay. Fortunately, the Fund has locked in for long periods many investments from the past when rates were higher. However, in 1998 the Fund expects about $9,000,000 of pay downs and maturities of its investments that will need to be reinvested in the market. With interest rates where they are now, we expect yields of approximately 6.5-7.0% on average for these new investments. Obviously, interest rates could go higher by the time these monies are available for reinvestment, but the point is that as the marginal investment yield declines, our dividend yield will be moving toward this lower yield level over time.

As we have in the last few years, we will aggressively seek out bonds and other securities to find attractive yields commensurate with the risk. The core of the Fund will remain a BBB-rated corporate bond fund. However, conventional private placements, private placements with equity components, foreign bonds, and innovative structured finance investments will continue to be utilized in order to find attractive yields. These investments will be used with utmost prudence and diversification since we do not plan to increase the risk profile of the Fund just to target a certain dividend level.

Our outlook for 1998 is for slower U.S. GDP growth largely because of the Asia financial problems. The Fund has a small exposure to this region, thus we focus most of our attention on assessing the likelihood of a domestic credit deterioration.
Although corporate bond spreads have widened recently and this market is projected for heavy new issuance in the first quarter of this year, we believe that 1998 will be a relatively attractive year for the U.S. corporate bond market. The Fund's balance of interest rate and credit risks are appropriate given the current level of interest rates and the current state of the US economic cycle.

We would also like to acknowledge the contributions of Fred
Young as a Director who has served throughout the Fund's history and contributed significantly to the Fund's success. Fred has decided to retire from the Board in April of this year. His insight and guidance have helped the Fund to achieve its fine dividend history and his contributions will be missed. We wish him continued success.

We thank you for your continued interest in your Fund.

Sincerely,

/s/ H. Thomas McMeekin

H. Thomas McMeekin
President
January 27, 1998
                                                       2

Portfolio Manager's Discussion


                                1997 Review

  As Tom McMeekin pointed out in the President's letter, 1997 was a good year for bonds, particularly the Lincoln National Income Fund. With interest rates on long Treasuries at the beginning of
the year lower than 7%, a double digit return was a   pleasant
surprise.  Our net asset value (NAV) return of 11.37%
outperformed the   Lehman Corporate Bond index by
approximately 110 basis points.  Our balance   in taking modestly
greater interest rate and credit risk than the index helped us achieve this index-beating performance. The Fund's market return
was even   better at 17.1% as the discount to NAV for the Fund
narrowed during the year about 5% to 2.8% at December 31.

  The biggest story for the year was the financial markets crisis in Asia which led to massive financial markets down drafts in many Asian countries. This crisis began in Thailand in the middle of the year, but grew in intensity until it roiled the U.S. equity markets with a 550 point Dow decline in late October. The U.S. equity markets have remained volatile ever since. Since October 15, long Treasury bonds have returned over 6% while equities have moved mostly sideways. Treasury bonds have benefited from a flight to quality and were the best domestic bond sector in late 1997. Corporate bonds, the mainstay of our Fund, lagged Treasuries but still provided good total returns late in the year.

  The Fund was not immune to the financial problems in Asia, as we had several positions in bonds of companies in Asia. These names include Hong Kong Shanghai Bank, Standard Chartered
Bank, Pohang Iron and Steel, and AST Research (a subsidiary of
Samsung Electronics). These dollar-denominated bonds are down in price over 20%. However, these holdings only comprise about
3% of the Fund's assets. We were fortunate to be able to sell out of the bonds of Korea Development Bank in the early stages of the turmoil.

The year began with a slight bear market in bonds, with long-term
Treasuries going higher than 7% by April. Interest rates spent most of the rest of the year declining and finished the year below 6%.

  For the year, the yield on long-term Treasuries declined by about
70 basis points (.7%), but short-term interest rates did not decline very much at all giving rise to what we call a "flat" yield curve. At 12/31/97, there was only a 28 basis point spread between the yield on the 2 year Treasury bond and the 30 year Treasury bond. The normal spread between the 2 year and 30 year Treasury bond is closer to 100 basis points. Interest rates are now lower than the levels they reached in October 1993 and January 1996, and are the lowest they have been since the early 1970's.

  The economy remained good throughout the year with GDP growth of 3.9%. Surprising many market participants, inflation was very low once again in spite of the good economic growth. The Consumer Price index increased by only 1.7%--the lowest since 1986. The CPI ex food and energy, the so-called "core" inflation, was the lowest since the early 1960's.

  Corporate bonds relative to Treasuries had their worst year since 1991. Most of this under-performance was in the fourth quarter in reaction to the Asia financial crisis. Corporate bonds under-performed a duration equivalent Treasury by 29 basis points
in 1997.   Notwithstanding weakness in investment grade
corporates, High Yield bonds were strong with the Lehman High
Yield index returning 12.76%. The Fund for several years has maintained a core investment of 10-15% of assets in the public high yield market and these investments once again were beneficial to the Fund's performance.
    Our investments in private placements are at 18.75% of assets which is close to our target level. Once again, our private bonds with equity components have been a great source of total return. The payoff of the equity appreciation rights of our investment in Desert Eagle Distributing produced a capital gain of $2,200,000, an annualized total return of approximately 25%, and a boost to 1997 total return by over 100 basis points. We continue to work closely with our private placement staff in finding additional attractive opportunities for the Fund.

  1998 Outlook

  For the coming year, we see inflation between 1.5% and 1.9% and economic growth between 1% and 2%. Both of our forecasts are slightly lower than the current consensus forecast. The Asia crisis is not behind us yet, and world financial markets remain volatile. This crisis kept the Federal Reserve from tightening monetary policy in late 1997, and the U.S. slowdown resulting from the expected Asia recessions will most likely lead to an easing in rates by the Federal Reserve later in 1998. In this environment, we expect interest rates to decline further in 1998. However, interest rates are very low by recent standards, so we want to be careful about being too optimistic.

  New issuance of corporate bonds will be huge in the first quarter as corporate treasurers take advantage of current low interest rates. Conversely, Treasury supply will be down dramatically as the Treasury budget is close to a surplus. As a result, we expect corporate bonds to under-perform Treasuries early in the year. A spread sector that we favor now is commercial mortgage-backed securities, and we plan to use a small amount of these in lieu of corporate bonds in the Fund.

  Notwithstanding the Asia concern, we think a U.S. recession in 1998 is a low probability, and, accordingly, we do not foresee a significant credit scare during the year. After the expected first quarter supply and demand imbalance, we see corporate bonds out-performing Treasury securities slightly for the entire year. Corporate bonds will remain the core of our Fund, but we anticipate continuing to grow the Fund's investments in areas such as innovative structured finance transactions and modest amounts of higher-yielding foreign investments. With interest rates as low as they are, our primary challenge for 1998 is finding investments with yields high enough to maintain the dividend at levels of recent years.

  /s/David C. Fischer
  Portfolio Manager


  Asset Classification
  As of December 31, 1997 (Dollars in Millions)

  [PIE CHART]
  Public Debt                 72.97%
  Government/Gov't Agency          5.16%
  Private Placements               18.75%
  Equities/Partnerships       2.28%
  Short-Term Investments      2.51%
  Other Liabilities           -1.67%


  Distribution By Quality
  As of December 31, 1997   (Dollars in Millions)

  [BAR GRAPH]
             AAA                   6.71%
              AA                        3.33%
              A                         22.72%
             BBB                   33.26%
              BB                        7.69%
              B                              1.35%
          Not Rated                3.07%
      Private Placements      18.75%
           Equities                2.28%
    Short-Term Investments         2.51%
      Other Liabilities            -1.67%
                                                       4

  Portfolio Performance
  As of December 31,

  The following graph presents the cumulative net asset value total return for the Fund compared to the Lehman Corporate Bond Index and the Standard & Poor's 500 Index of common stocks (with dividends reinvested). The graph below shows each category's results of what $ 1,000 invested in 1973 would have grown to by the end of 1997 assuming reinvestment of dividends.

  MOUNTAIN GRAPH
                         1973       1978     1985      1988     1993     1997
Income Fund $1,000    $1,383   $3,744    $5,332   $9,537   $13,180
Lehman Corporate
Bond Index    $1,000    $1,386   $3,096    $3,939   $6,757    $9,035
S&P 500        $1,000    $1,056   $3,289    $4,789   $9,432   $21,546

  The following table displays the net asset value total return for the Fund on a cumulative basis compared to the Lehman Corporate
Bond Index and Standard & Poor's 500 Index of common stocks.

                    1 Yr     3 Yrs   5 Yrs  10 Yrs  15 Yrs   25 Yrs
Income Fund    11.37%    49.43%   60.15%   185.12%  453.47%
1217.96%
  Lehman Corporate
   Bond Index  10.23%    39.18%   48.45%   146.79%  339.76%
803.52%
  S & P 500 Index*  33.36%   125.48%  151.42%   424.46%
1023.88%  2054.63%

    * Dividends Reinvested


  Annual Performance of Lincoln National Income Fund vs. Indices

                                     Income     Lehman      S&P 500
                                       Fund      Corporate    Index
  1973                        3.20%     2.28%      -14.69%
  1974                        -12.60%  0.17%      -26.47%
  1975                        13.03%    12.30%     37.23%
  1976                        17.24%    15.59%   23.93%
  1977                        7.82%     2.99%   -7.13%
  1978                        7.28%     1.18%    6.58%
  1979                        12.92%     2.30%   18.60%
  1980                        15.37%     3.06%   32.46%
  1981                        4.73%     7.26%   -4.92%
  1982                        26.24%    31.10%   21.55%
  1983                        14.67%     7.99%   22.56%
  1984                        16.88%    15.02%    6.27%
  1985                        17.30%    21.30%   31.73%
  1986                        17.55%    15.62%    18.67%
  1987                        5.04%     2.29%     5.25%
  1988                        15.35%     7.58%    16.56%
  1989                        17.38%    14.23%    31.63%
  1990                        1.31%     8.28%    -3.11%
  1991                        21.34%    16.13%    30.40%
  1992                        6.96%     7.58%     7.61%
  1993                        15.89%    11.03%    10.06%
  1994                        -7.52%    -3.93%     1.31%
  1995                        27.35%    22.25%    37.53%
  1996                        5.36%     3.28%    22.94%
  1997                        11.37%    10.23%    33.36%

                                                       5

  Total Fund Investments
  At Market or Fair Values As of December 31,

                                                       1997                          1996
                                                 (000)   % of Total           (000)   % of
Total
  Public Debt Securities         $102,972    78%     $104,616       79%
  Private Placement Securities   24,707    19%         22,756       17%
  Common Stocks & Warrants         25      0%              272        0%
  Preferred Stocks                        2,680      2%           1,570        1%
  Short-Term Investments            3,293     3%            4,600        3%
  Partnerships                                  281     0%                 50        0%
  Other Assets/(Liabilities)        (2,226)   -2%           (1,810)      -1%

         Total Net Assets          $131,732  100%     $132,054      100%

  Dividend History

  The Fund in its lifetime has distributed common dividends of $29.06 per share which represents 232.5 percent of its offering price of $12.50 per share as adjusted for the 1993 common stock split. On February 27, 1992 the Fund changed its policy of retaining long-term capital gains to one of distributing them. Previous year retention's allowed the Fund to grow its assets by $6,490,687 which is net of capital gains tax. The table below shows the common dividend per share history as adjusted for the two-for-one stock split.

                                        Annual                           Annual
             Year                  Dividend         Year    Dividend
        1976 and Prior        $3.15               1987     $1.52
                       1977          0.90               1988      1.23
                       1978          0.90               1989      1.17
                       1979          0.92               1990      1.18
                       1980          0.97               1991      1.15
                       1981          1.04               1992      1.68
                       1982          1.12               1993      1.77
                       1983          1.14               1994      1.28
                       1984          1.20               1995      1.32
                       1985          1.27               1996      1.47
                       1986          1.17               1997      1.52

  Tax Information

  Income dividends received by a shareholder must be reported for federal income tax purposes as ordinary income. The Fund distributed $ 1.52 per share to common shareholders for the tax year 1997. Common dividend payments made in April, July, October and mid-January 1998 are taxable in the 1997 tax year.
  In accordance with the Tax Reform Act of 1986, regulated investment companies are required to distribute at least 98 percent of their net investment income earned in the calendar year to avoid a 4 percent federal excise tax on undistributed net investment income. Under the act, dividends declared in December, payable to shareholders of record on a date in December and paid before the following February 1, are treated as paid by the Fund and received by the shareholders in December.

  The extent to which the following dividend payments qualify (as provided by the Internal Revenue Code and subject to certain limitations set forth therein) for the dividend received deduction for corporations, is shown in the table below.

                                                         Common              Preferred
                                                         Shareholders   Shareholders
     Ordinary Income Dividend Amount Per Share        $1.25
        $38.49 *
     Long-Term Capital Gains Per Share                        $0.27
        $15.91 *
     Corp. Dividend Received Deduction - Percent          1.960230%
1.960230%
     Corp. Dividend Received Deduction - $ Per Share    $0.029796
$1.067000 *
     Percentage of Long-Term Gain eligible for 28% treatment
7.24%       7.24%

     * Based on 40,000 shares of preferred stock outstanding.

  SHAREHOLDER MEETING RESULTS

  The Fund had its annual Shareholder meeting on April 22, 1997. Two proposals were presented to shareholders for vote. Proposal I "Election of Directors" and Proposal II "Ratification of the Selection of Auditor". A total of 5,689,126 shares of Common
Stock (83.27% of the total outstanding shares) and 35,000 of Variable Term Preferred (VTP) stock shares (87.50% of the total outstanding shares) were voted. The following table highlights the results of the vote.

                                         Number of     Number of         Number of
                                         Shares Voted Shares Voted Shares Voted
                                          FOR             AGAINST     ABSTAINED
  Proposal I
  Election of Directors-Common Stock
                  A. Cepeda        5,430,518           258,608           ----
                  R. Deshaies      5,439,837           249,289           ----
                  C. Freund         5,438,439           250,687           ----
                  T. McMeekin   5,437,690           251,436           ----
                  D. Toll             5,445,827           243,299           ----
                  A. Warner        5,416,341           272,785           ----
                  F. Young          5,422,463           266,663           ----
  Election of Directors-VTP
                  R. Burridge          35,000                 ----            ----
                  A. Cepeda            35,000                 ----            ----
                  R. Deshaies          35,000                 ----                 ----
                  C. Freund            35,000                 ----           ----
                  T. Mathers           35,000                 ----          ----
                  T. McMeekin       35,000                 ----           ----
                  D. Toll                 35,000                 ----           ----
                  A. Warner            35,000                 ----            ----
                  F. Young              35,000                 ----           ----
    Proposal II
  Ratification of the Selection of
   Auditor
   (Coopers & Lybrand) 5,583,933           40,505          99,688

                                                       7

  Common Stock Market Prices and Net Asset Value History
   (Unaudited)

     1997

               Market Prices and Volumes                    Net Asset Value
                    High      Low     Close   Volume           High      Low
Close
  1st Quarter       $13.000  $12.375  $12.750  498,900    $13.77
$13.42   $13.42
  2nd Quarter         13.250    12.375    13.250  351,100      13.68
13.16    13.64
  3rd Quarter         14.000    13.063    13.875  381,700      14.12
13.62    14.12
  4th Quarter              14.000    12.875    13.063  335,200      14.19
13.43    13.43

     1996
               Market Prices and Volumes                    Net Asset Value
                    High      Low     Close   Volume           High      Low
Close
  1st Quarter       $13.875  $12.875  $13.125  304,700   $14.32
$13.82   $13.83
  2nd Quarter       13.250   12.375   13.000  239,200         13.88
13.36    13.71
  3rd Quarter            13.125   12.125   13.000  275,300         13.74
13.43    13.77
  4th Quarter            13.125   12.250   12.500  433,000         14.27
13.47    13.47

     1995
               Market Prices and Volumes                    Net Asset Value
                    High      Low     Close   Volume           High      Low
Close
  1st Quarter        $12.250  $10.625  $12.000  229,000   13.25
$12.25   $13.19
  2nd Quarter       13.000   11.750   12.875  328,000        14.25
13.19    14.14
  3rd Quarter            13.000   12.250   12.750  218,100        14.30
13.82    14.22
  4th Quarter            14.250   12.500   13.625  277,500        14.54
14.17    14.22

  Shares are listed on the New York Stock Exchange under the trading symbol
  LND.

                                                       8

  FINANCIAL HIGHLIGHTS
  Years Ended December 31,
  (Selected data for each share of common stock outstanding throughout the year)


                                               1997      1996     1995     1994     1993
  NAV, Beg. of Period     $13.47   $14.22   $12.25   $14.63   $14.18

  Net Investment Income     1.40       1.44       1.46       1.47       1.56
  Net Realized & Unrealized
     Gain\(Loss)           0.39      (0.41)      2.17      (2.18)      0.92
  Total From Investment
     Operations                    1.79       1.03        3.63     (0.71)       2.48

  Reduction -
Stock Rights Offering          ----         ----         ----     (0.10)        ----
Preferred Stock Underwriting
 Discounts and Offering
  Costs                                   ----         ----         ----        ----         ----

  Less Distributions:
  Dividends from Net Investment Income:
  To Preferred
         Shareholders          (0.22)     (0.24)     (0.29)    (0.27)     (0.19)
    To Common
         Shareholders          (1.21)     (1.21)     (1.16)    (1.20)     (1.31)

  Dividends from Net Realized Gains:
    To Preferred
         Shareholders          (0.09)     (0.07)     (0.05)     (0.02)    (0.07)
     To Common
          Shareholders         (0.31)    (0.26)     (0.16)      (0.08)   (0.46)
  Total Distributions        (1.83)     (1.78)     (1.66)      (1.57)   (2.03)

  NAV, End of Period   $13.43   $13.47    $14.22     $12.25   $14.63
  Per Share Market
   Value,End of Period  $13.06   $12.50    $13.63     $10.75   $15.00
  Total Investment Return (based on
    Market Value)        17.12%   2.42%   39.07% (19.80%)   17.17%

  Ratios/Supplemental Data
  Net Assets, End of
   Period (000)          $131,732  132,054  137,163 123,683 113,181

  Ratio-Expenses to Average
     Net Assets             1.12%     1.11%    1.14%    1.19%  1.17%
  Ratio-NII to Average
    Net Assets              7.17%     7.32%     7.44%    7.31% 6.76%
  Portfolio Turnover
   Rate                       22.63%   22.73%  26.98%  33.64% 43.72%

   (  )  Denotes deduction
  Shares outstanding and per share amounts for 1993 and prior are restated for two-for- one stock split effective October 15, 1993.

                                                 1992    1991      1990      1989   1988
  NAV, Beg. of Period     $14.85   $13.40   $14.44   $13.35   $12.83

Net Investment Income     1.36       1.15       1.17       1.15       1.16
Net Realized & Unrealized
   Gain\(Loss)                    (0.01)      1.45      (1.03)      1.11       0.59
  Total From Investment
    Operations                     1.35        2.60       0.14       2.26       1.75

Reduction - Stock
    Rights Offering             ----            ----         ----         ----        ----
Preferred Stock Underwriting
 Discounts and Offering
   Costs                             (0.23)         ----         ----         ----        ----

  Less Distributions:
  Dividends from Net Investment Income:
    To Preferred
        Shareholders            (0.08)          ----         ----         ----        ----
    To Common
       Shareholders            (1.31)       (1.15)    (1.18)     (1.16)   (1.16)

  Dividends from Net Realized Gains:
    To Preferred
      Shareholders              (0.03)          ----         ----         ----        ----
    To Common
      Shareholders             (0.37)          ----         ----      (0.01)   (0.07)
  Total Distributions       (1.79)        (1.15)    (1.18)     (1.17)   (1.23)

  NAV, End of Period  $14.18      $14.85   $13.40    $14.44   $13.35
  Per Share Market Value,
     End of Period         $14.31      $13.81   $11.88    $12.94   $11.88
  Total Investment Return (based
    on Market Value)     15.78%    25.96%    0.87%  18.80% 13.96%

  Ratios/Supplemental Data
  Net Assets, End of
   Period (000)       $109,466   $72,752  $65,652  $70,740  $65,383
  Ratio--Expenses to Average
     Net Assets                 1.00%     0.97%     0.97%   0.96%    0.97%
  Ratio--NII to Average
     Net Assets                7.56%     8.05%     8.49%   8.04%    8.43%
  Portfolio Turnover
     Rate                       97.63%   15.07%   28.85%  44.46% 63.39%

     (  )  Denotes deduction

  Shares outstanding and per share amounts for 1993 and prior are restated for two-for- one stock split effective October 15, 1993.

  The accompanying notes are an integral part of the financial statements.
                                                       10

  Statement of Net Assets
  As of December 31, 1997

                                                                                  Par
    Market or
  Investments-Notes A & B                                  Amount       Cost
    Fair Value

  Public Debt Securities (78.2%)
  AGCO Corporation
    8.50% Senior Subordinated Note, 3/15/06          $250,000
$256,250     $255,000
  AK Steel Corporation
    10.75% Guaranteed Senior Note, 4/1/04               250,000
251,250      266,562
  AllState Corporation
    7.50% Debenture, 6/15/13                                  1,000,000
911,180    1,084,410
  AMR Corporation
    10.00% Bond, 4/15/21                                        1,000,000
1,028,860    1,324,890
  American Airlines 1988-A Grantor Trusts
    9.83% Equipment Note Pass Through
     Certificates Series 1988-A3, 1/1/02                   1,157,445
1,157,445    1,194,252
  Ametek Inc.
    9.75% Senior Notes, 3/15/04                                 250,000
264,062      266,250
  AST Research Inc.
    7.45% Senior Notes, 10/1/02                              1,000,000
998,470      795,600
  Banc One Corporation
    9.875% Subordinated Notes, 3/1/09                   1,000,000
1,152,890    1,251,410
  BankAmerica Corporation
    10.00% Subordinated Notes, 2/1/03                   1,000,000
1,183,100    1,155,700
  Black & Decker Corporation
    8.91% Medium Term Note, 1/21/02                     500,000
542,425      545,300
  BVPS II Funding Corporation
    8.33% Collateralized Lease Bond, 12/1/07        1,490,000
1,536,279    1,544,012
  Capital Cities/ABC Inc.
    8.875% Senior Notes, 12/15/00                          1,000,000
1,006,630    1,075,280
  Caterpillar Inc.
    6.00% Debenture, 5/1/07                                    1,000,000
896,446      961,480
  Cemex SA
    10.00% Eurobond MTN, 11/5/99                          250,000
222,500      256,875
  Chiquita Brands International Inc.
    9.625% Senior Notes, 1/15/04                               250,000
252,500      265,000
  Chrysler Financial Corporation
    9.50% Senior Notes, 12/15/99                            1,000,000
1,120,000    1,063,910
  Citicorp Mortgage Securities Inc.
    8.75% REMIC 91-6 Class B, 5/25/21                    500,000
505,703      507,031
  Cleveland Electric Illuminating Company
    7.625% First Mortgage Bonds, 8/1/02                1,000,000
961,790    1,033,000
  Coastal Corporation
    9.75% Debenture, 8/1/03                                    1,000,000
1,150,890    1,151,470
  Columbia HCA Healthcare Corporation
    6.875% Medium Term Note, 7/15/01                 1,000,000
999,690      984,430
  Commonwealth Edison Company
    8.625% First Mortgage Bonds, 2/1/22                1,000,000
939,620    1,082,490
  Compania De Desarrollo Aeropuerto Eldorado SA
    10.19% Senior Note, 5/31/11                                 500,000
500,000      523,030

  The accompanying notes are an integral part of the financial statements.
  Statement of Net Assets
  As of December 31, 1997

                                                                                Par
     Market or
                                                                           Amount       Cost
 Fair Value
  Public Debt Securities (continued)
  ConAgra Inc.
    7.40% Subordinated Debt Securities, 9/15/04    1,500,000
1,495,140    1,574,565
  Connecticut Light & Power Company
    7.25% 1st Refunding Mortgage, 7/1/99              1,000,000
1,003,430      998,580
  Container Corporation of America
    11.25% Senior Notes Series A, 5/1/04                  250,000
258,750      275,625
  Cyprus Amax Minerals Company
    7.375% Note, 5/15/07                                            500,000
517,255      522,885
  Delta Air Lines Inc.
    9.90% Equipment Trust Certificates
    Series 1988 C, 6/16/02                                        1,473,000
1,564,297    1,651,837
  Donaldson Lufkin & Jenrette Mortgage Acceptance Corp.
    7.71% Mortgage Pass ThruClass A, 6/26/25         940,638
955,340      423,287
  Dow Capital B.V.
    9.00% Guaranteed Debenture, 5/15/10               1,000,000
1,186,170    1,188,410
  Duquesne II Funding Corporation
    8.70% Collateralized Lease Bonds, 6/1/16            990,000
990,000    1,105,553
  EES Coke Battery Company
    7.125% Senior Note Series A, 4/15/02                  471,250
471,250      476,740
  EI Dupont Nemour
    8.25% Debenture, 1/15/22                                  1,000,000
1,097,680    1,086,750
  Enron Corporation
    9.50% Senior Fixed Rate Note, 6/15/01             1,000,000
1,141,040    1,095,910
  Federal Express Corporation - Global
    9.875% Note, 4/1/02                                          1,250,000
1,400,000    1,413,212
  Federal Home Loan Mortgage Corporation (FHLMC)
    7.80% REMIC Series 46 Class B, 9/15/20            903,602
798,877      933,186
    7.00% Pass Through Series 7 Class A, 9/17/31     980,368
953,714      977,917
  Federal National Mortgage Association (FNMA)
    9.20% Guaranteed REMIC 88-14, 12/25/17          540,008
528,726      551,705
    9.00% Trust Series 265 Class C, 3/1/24                713,166
766,654      778,911
  First Hawaiian Bank
    6.93% Series A Note, 12/1/03                               500,000
488,050      509,600
  First Interstate Bancorp
    8.15% Subordinated Notes, 3/15/02                   1,000,000
1,000,000    1,004,100
  First Nationwide Holdings
    10.625% Senior Subordinated Note, 10/1/03        250,000
271,562      280,000
  First USA Bank Wilmington Delaware
    7.65% Subordinated Notes, 8/1/03                     1,000,000
1,000,000    1,059,190
  Fleet/Norstar Financial Group Inc.
    8.625% Subordinated Note, 1/15/07                  1,000,000
1,044,630    1,135,310
General Electric Capital Corporation
    8.75% Notes, 5/21/07                                        1,000,000
1,108,350    1,170,210
  General Motors Acceptance Corporation
    8.875% Notes, 6/1/10                                        1,500,000
1,656,000    1,795,710
  Georgia Pacific Corporation
    9.50% Debentures, 5/15/22                              1,500,000
1,551,450    1,705,200

  The accompanying notes are an integral part of the financial statements.
  Statement of Net Assets
  As of December 31, 1997

                                                                                Par
     Market or
                                                                           Amount       Cost
 Fair Value
  Public Debt Securities (continued)
  Goldman Sachs Group L.P.
    7.20% Medium Term Notes, 3/1/07                    500,000
499,750      529,950
  Government National Mortgage Association (GNMA)
    9.00% Pass-Thru Pool #309771, 8/15/21         1,047,773
1,129,663    1,140,428
    9.00% Pass-Thru Pool #349329, 3/15/23         2,237,839
2,412,713    2,418,791
  Greentree Financial Corporation
    8.65% Series 94-96 Sub.Note, 1/15/20            1,000,000
988,594    1,048,906
  Gruma SA DE CV
    7.625% Note, 10/15/07                              250,000      249,580
247,077
  Gulf Canada Resources LTD
    9.625% Subordinated Debenture, 7/1/05            250,000
262,500      271,250
  HongKong & Shanghai Bank
    6.3125% Floating Rate Notes, 12/29/49            500,000
408,500      396,250
  Houston Lighting & Power  Company
    9.80% MTN Series B, 2/15/99                    1,500,000
1,467,165    1,556,250
  INCO LTD
    9.60% Debentures, 6/15/22                            1,000,000
1,084,580    1,126,750
  Interbank/AKK Trust
    9.00% Note Series 1995 C, 2/28/01                  500,000
485,930      497,180
  ISP Holdings Inc.
    9.00% Note Series B, 10/15/03                         250,000
259,219      259,062
  ITT Corporation
    6.75% Note, 11/15/03                                       500,000
481,825      487,485
  K-III Communications Inc.
    8.50% Company Guarantee Series B, 2/1/06   250,000
252,187      253,750
  Lehman Brothers Holdings Inc.
    7.375% Senior Notes, 5/15/07                         500,000
522,740      535,685
Lloyds Bank PLC
    6.1875% Floating Rate Notes, 6/29/49            1,000,000
835,000      885,000
  Long Island Lighting Company
    9.75% General Refunding Mortgage, 5/1/21    2,000,000
2,013,290    2,059,780
  Macmillan Bloedel LTD
    8.50% Debentures, 1/15/04                                 500,000
523,390      543,075
  MacSaver Financial Services
    7.60% Senior Note, 8/1/07                                  500,000
499,335      430,530
  Marsh Supermarkets Inc.
    8.875% Senior Note, 8/1/07                                250,000
247,812      251,875
  McDonnell Douglas Corporation
    9.25% Notes, 4/1/02                                        1,000,000
1,142,300    1,120,570
  MCI Communications Corporation
    7.50% Senior Notes, 8/20/04                          1,000,000
1,013,020    1,052,840
  Mellon Capital I
    7.72% Bonds Series A,  12/1/26                        400,000
400,000      416,112
  Merrill Lynch Mortgage Investors Inc.
    10.00% Pass-thru Series 90-A1, 3/15/10           528,105
525,148      574,213
  NAL Auto Trust
    7.30% 1996-3 Class A, 12/15/00                      246,183
246,037      244,798

  The accompanying notes are an integral part of the financial statements.

  Statement of Net Assets
  As of December 31, 1997

                                                                                Par
     Market or
                                                                           Amount       Cost
 Fair Value
  Public Debt Securities (continued)
  Nationsbank Corporation
    8.125% Subordinated Note, 6/15/02              1,000,000
997,500    1,072,660
  Nationwide
    9.875% Contingent Surplus Notes, 2/15/25   1,000,000
1,092,350    1,171,100
  New England Telephone & Telegraph Company
    9.00% Debentures, 8/1/31                              1,000,000
1,007,300    1,113,810
  News America Holdings Inc.
    9.25% Senior Debentures, 2/1/13                   1,000,000
1,110,980    1,197,530
  Niagara Mohawk Power Corporation

    9.25% First Mortgage Bonds, 10/1/01               500,000
503,490      537,580
  Noranda Inc.

   8.00% Yankee Bond, 6/1/03                               1,500,000
1,500,000    1,589,115
 NWA Trust
    10.23% Asset-Backed Class B, 6/21/14        463,086      545,212
    566,855
  Nynex Corporation
    9.55% Debenture, 5/1/10                            1,615,508
1,943,553    1,860,048
  Oryx Energy Company
    10.00% Debenture, 4/1/01                           1,000,000
1,036,380    1,098,010
  Owens Corning Fiberglass Corporation
    9.375% Debenture, 6/1/12                           1,000,000
1,185,720    1,233,360
  PacifiCorp
    8.29% Secured MTN, 12/30/11         1,000,000    1,000,000
1,156,090
    7.00% First Mortgage Bond 7/15/09           500,000       497,995
    519,100
  Peco Energy Company
    7.125% 1st Mortgage Bond, 9/1/02    1,500,000    1,500,375
1,552,020
  Pennsylvania Power & Light
    8.50% First Mortgage Bonds, 5/1/22            500,000      534,295
   559,950
  Pennzoil Company
    10.125% Debentures, 11/15/09                  1,000,000    1,134,440
  1,273,560
  Pohang Iron & Steel Company
    7.125% Note, 11/1/06                               1,000,000      976,480
  706,880
  Progress Capital Holdings LTD
    6.88% Medium Term Note, 8/1/01            1,000,000    1,000,000
  1,018,210
  Province de Quebec
    11.00% Yankee Bond, 6/15/15                  1,000,000    1,072,720
  1,139,040
  Republic of Brazil
    10.125% Global Bond, 5/15/27                    250,000      238,437
   234,375
  Republic of Colombia
    7.625% Global Bond, 2/15/07                      300,000      294,045
   282,102
  Republic of Venezuela
    9.25% Global Bond, 9/15/27                        500,000      471,878
   447,995
  Resolution Trust Corporation
    8.80% Pass-thru Ser. 92-C1, 8/25/23        302,428      301,583
302,428
  RJR Nabisco Inc.
    8.75% Note, 8/15/05                                1,000,000      987,390
1,080,440
Rogers Cantel Inc.
    9.375% Senior Debenture, 6/1/08          250,000      270,625
262,500

  The accompanying notes are an integral part of the financial statements.
  Statement of Net Assets
  As of December 31, 1997

                                                                                Par
     Market or
                                                                           Amount       Cost
 Fair Value
  Public Debt Securities (continued)
  Russian Federation
    10.00% Bond, 6/27/07                          250,000      247,910
231,625
  Sears Roebuck & Company
    9.05% Medium Term Note, 2/6/12          1,000,000  1,059,380
1,230,820
  Selkirk Cogen Funding Corporation
    8.65% First Mortgage Series A, 12/26/07              983,391
1,025,726  1,080,117
  Sequa Corporation
    8.75% Senior Note, 12/15/01                             250,000
250,937      253,750
  Showboat Inc.
    9.25% First Mortgage Bond, 5/1/08                  250,000
212,500     266,250
  Specialty Paperboard Inc.
    9.375% Senior Note, 10/15/06                       250,000      256,875
    260,000
  Speedway Motorsports Inc.
    8.50% Senior Note, 8/15/07                         250,000      252,950
  255,000
  Standard Charter PLC
    6.1875% Floating Rate Senior Note, 11/29/49    1,000,000
877,400      690,000
  Sun Inc.
    9.375% Debenture, 6/1/16                                   1,000,000
1,182,350    1,145,410
  Systems Energy Resources
    7.80% Senior Note, 8/1/00                                   1,000,000
1,000,000    1,015,530
  Tata Electric Company (India)
    7.875% Note, 8/19/07                                    250,000      249,028
    216,500
    Tele-Communications Inc.
    9.25% Debenture, 1/15/23                                   2,000,000
1,993,580    2,245,380
  Tenet Healthcare Corporation
    10.125% Senior Subordinated Note, 3/1/05           250,000
266,875      272,812
  Texas Utilities Electric Company
    7.375% First Mortgage Bond, 8/1/01                  1,000,000
999,375    1,035,420
  Time Warner Inc.
    9.125% Senior Note, 1/15/13                               1,500,000
1,614,600    1,791,345
  Toll Brothers Inc.
    8.75% Senior Subordinated Note, 11/15/06           250,000
257,187      261,875
  Trico Marine Services Inc.
    8.50% Senior Note, 8/1/05                          250,000      252,187
 253,437
  United Airlines Inc.
    8.70% Pass-thru Trust Series 92-A1, 10/7/08        909,893
906,535    1,042,746
    9.35% Pass-thru Series 92-A, 4/7/16                   1,500,000
1,516,845    1,782,510
  Van Kampen Merritt Companies, Inc.
    9.75% Senior Secured Note, 2/15/03                 250,000
260,000      259,513
  Viacom Inc.
    7.75% Senior Note, 6/1/05                                   1,000,000
966,115    1,020,180
  Virginia Electric & Power Company
    9.35% Medium Term Note Series A, 6/22/98    1,000,000
991,640     1,016,010
  Wells Fargo Capital A
    8.13% Bond, 12/1/26                                     500,000      521,000
    532,300

  The accompanying notes are an integral part of the financial statements.

  Statement of Net Assets
  As of December 31, 1997

                                                                                Par
     Market or
                                                                           Amount       Cost
 Fair Value
  Public Debt Securities (continued)
  Whirlpool Corporation
    9.00% Debenture, 3/1/03                                     1,000,000
1,087,820    1,113,890
  Worldcom Inc.
    8.875% Senior Notes, 1/15/06                             1,000,000
1,082,500    1,075,000

              Total Public Debt Securities
99,570,686  102,971,560

    Private Placement Securities (18.8%)

     Notes A & B
    DEBT
    Anglo Irish Bank Corporation
    9.10% Notes Series A, 9/30/06          9/30/94    1,000,000
1,000,000    1,132,483
  Avianca Airline Ticket Receivable Trust
    8.75% Structured Receivable Note,
                12/24/05                               12/24/97       500,000
500,000       500,592
  Banco Nacional de Mexico
    7.57% Senior Certificate,1/1/01      11/05/96 500,000
499,982      500,005
  Behr Process Corporation Floating Senior
     Floating Rate Senior note, 7.688%,
        3/31/04                    7/15/97   119,400      119,400      119,400
     Floating Rate Senior note, 7.938%,
       3/31/05                7/15/97     79,600       79,600       79,600
    Cambuhy Export Trust
    8.12% Trust Certificates Series 96-1,
       7/1/01                 6/11/96   393,165      393,165      398,086
    Centennial Resources Inc.
    13.00% Senior Subordinated Note,
      10/31/03                8/29/96   500,000      500,000     500,000
    Coca-Cola Femsa SA DE
    9.40% Convertible Senior Note,
       8/15/04                     8/5/94          1,000,000    1,000,000
1,037,807
    Concordia Maritime
    9.29% 1st Preferred Ship Mortgage,
       6/30//99                    4/15/94        1,000,000    1,000,000
1,031,077
    Deloitte & Touche LLP
    7.41% Guaranteed Senior Note,
       10/1/11                9/25/96       1,000,000    1,000,000
1,051,119
    Dow Chemical Co.
    17.25% Certificate of Interest,
      1/2/03                  3/25/92      1,589,679    1,589,679
2,036,777
     Fort Wayne Capital Trust I
     9.85% Senior Note  4/15/27    4/14/97      1,000,000    1,000,000
  1,095,267
     Global Telesystems Holding
    12.00%, Senior Note  3/31/04   6/30/97         400,000      400,000
    400,000
    Guangdong International Trust & Investment
    8.75% Yankee Bond, 10/24/16    10/17/96       500,000
498,600      429,425
    Huron Technologies Corporation
    14.0% Subordinated Note, 5/15/05 2/20/95        550,000
421,667      550,000
  Louis Dreyfus Corporation
    8.43% Senior Note, 7/15/01     7/20/94        1,000,000
1,000,000    1,053,527
  Murray's Discount Auto Stores, Inc.
    11.00% Senior Subordinated Note,
      9/30/03                 10/2/95   500,000     478,000       500,000
  Mutual Fund Fee Trust IV
    7.99%, Series 1997-2 Asset Backed
      1/31/05                 4/21/97   846,612     846,612      860,086
    Nebraska Book Company, Inc.
    12.00% Senior Subordinated Note,
      8/31/05                 8/31/95   500,000     500,000      500,000

  The accompanying notes are an integral part of the financial statements.

  Statement of Net Assets
  As of December 31, 1997

                         Date Of
                                                  Initial         Par
Market or
                         Purchase  Amount       Cost        Fair Value

 Private Placement Securities - DEBT (continued)
    New Boston Garden Corporation
    8.45% Senior Secured Note,
       9/22/15                9/22/95   952,136      952,136    1,028,766
    Penn Fuel Gas Inc.
    7.51% Senior Note, 4/15/14     5/25/94        1,000,000
1,000,000    1,055,859
    Refco Group, LTD
    8.21% Senior Note, 5/16/02     5/8/95          1,000,000
1,000,000    1,027,975
    Spectrascan Inc.
    11.25% Senior Subordinated Note,
      6/30/06                 7/12/96   500,000     490,000        500,000
    Stackpole Magnetic Systems, Inc.
    13.50% Senior Subordinated Note,
      10/15/05                9/1/95         380,000     351,500        380,000
    Steel Technologies Inc.
    8.52% Senior Note, 3/1/05      2/6/95         500,000      500,000
529,554
    Suburban Propane L.P.
    7.54% Senior Note, 6/30/11     3/7/96             1,000,000
1,000,000    1,031,900
    Summit Acceptance Corporation
    12.00%, Senior Subordinated Note,
         3/31/02                   4/7/97         500,000      477,500
477,500
 The Money Store Inc.
    9.00% Senior Note, 3/31/02     2/22/95        1,000,000
1,000,000    1,071,906
Turkiye Vakiflar Bankasi T.A.O.
    7.790% Trust Certificates, 12/22/00 12/22/97  500,000
500,000      501,454
United States Playing Card Company
 12.00% Subordinated Note, 11/18/04 11/18/97 500,000
470,000      500,000
Union Acceptance Corporation
   8.530% Senior Note  8/1/02               6/23/97      1,000,000
1,015,910      975,000
West Fraser Mills LTD
  8.44% Guaranteed Senior Note,
      6/30/04                 4/15/94        1,000,000    1,000,000
1,091,640
ZCC Mezzanine Fund  I
  12.00% Senior Participating Notes,
     8/31/07                  10/23/97   30,820       30,820       30,820

            Total Private Placement Debt
22,614,571   23,977,625

 Private Placement Securities -  EQUITIES

  Bicycle Holding Inc.   *
    Common Stock                   11/18/94                8       30,000
97,865
  Centennial Coal, Inc.   *
    Stock Warrants
      (entitled to purchase 37 shares of common
       stock for $0.01 per share. Expires
       9/1/06)                               8/29/96                    1            1
1
    Global Telesystems Holdings
    14% Preference Shares                    6/30/97                107
107,122      107,122
  GT Parent Holdings Inc. *
    Stock Warrants            6/30/97                132                 1
 1
  Huron Technologies Corporation   *
    Stock Warrants
      (entitled to purchase 59 shares of common
       stock for $0.06 per share. Expires
       2/20/05)                              2/20/95                      1      128,333
  252,455

  The accompanying notes are an integral part of the financial statements.

  Statement of Net Assets
  As of December 31, 1997

                         Date Of
                                                  Initial
Market or
                         Purchase  Quantity      Cost        Fair Value

 Private Placement Securities - EQUITIES  (continued)
    Murray's Discount Auto Stores, Inc.   *
    Stock Warrants
      (entitled to purchase 25 shares of common
      stock for $0.01 per share
      .Expires 8/31/03)            10/2/95            1       22,000            1
    Nebraska Book Company, Inc.   *
    Common Stock              8/31/95              3,704       37,040
70,969
    Stock Warrants
      (entitled to purchase 7,071 shares of
       common stock for $10 per share.
       Expires 8/31/05)                      8/31/95                    1               1
     64,770
    PSC, Inc.   *
    Stock Warrants
      (entitled to purchase 16,250 shares of
       common stock for $10 per share.
       Expires 7/12/06)                 7/12/96                   1       10,000
65,812
    Stackpole Magnetic Systems   *
    Stock Warrants
      (entitled to purchase 54,582 shares of
       common stock for $0.01 per share.
       Expires 9/01/05)                 9/1/95                    1       28,500
14,683
    8.00% Cumulative Convertible
         Preferred  9/1/95         9/1/95           120,000     120,000
33,480
Summitt Acceptance Corporation *
    Stock Warrants (entitled to purchase
    23,167 shares of common stock for
    $.01/share. Expires 4/7/04)    4/7/97                   2         22,500
 22,500

        Total Private Placement Equities
505,498      729,659

      Total Private Placement Securities
23,120,069   24,707,284

  Preferred Stocks (2.0%)

  Loewen Group Inc.
    9.45% Capital Series A                   40,000    1,000,000
1,085,000
    Salomon Financing Trust I
    9.183% Guaranteed Preferred Stock             20,000      500,000
 540,000
    Transcanada Capital
    8.75% preferred stock                                        40,000
1,042,000    1,055,000

                  Total Preferred Stocks
2,542,000    2,680,000

  Common Stocks (0.0%)

Authorized Distribution Network, Inc.   *              10,945
1,227             154
Paracelsus Healthcare Corporation    *                   7,500
62,047        25,312

                     Total Common Stocks
63,274       25,466

  Partnerships (0.2%)

  KBP Holdings, L.P.
250,000          250,000
  MDAS Investors, L.P.
49,622            31,320

                      Total Partnerships
299,622          281,320

  The accompanying notes are an integral part of the financial statements.

  Statement of Net Assets
  As of December 31, 1997

                         Date Of
                                                  Initial         Par
Market or
                         Purchase  Amount       Cost        Fair Value

          Total Long-Term Investments
125,595,651  130,665,630

Short-Term Investments (2.5%)
    EI Dupont Nemour
    6.05%, 1/5/98                                             3,300,000   3,292,790
 3,292,790

              Total Investments (101.7%)
128,888,441  133,958,420

  Excess of Liabilities Over Other Assets (-1.7%) - Note D
        (2,226,138)

  Net Assets (100%) - Note E
$131,732,282

 .
  Net asset value per share of common stock outstanding
  ($131,732,282 less Variable Term Preferred stock at
  liquidation value of $40,000,000 divided by 6,832,195
  shares of common stock outstanding) - Note E
  $13.43


    *  Non-Income Producing

    The accompanying notes are an integral part of the financial statements

 STATEMENTS OF OPERATIONS

                                                       Year Ended         Year Ended
                                                       December 31,       December 31,
                                                                  1997                  1996
  Investment Income:
  Income:
   Interest                                       $10,830,626        $11,189,443
   Dividends                                         246,220            131,389
  Total Income                                11,076,846         11,320,832

  Expenses:
   Management fees - Note C           1,137,657          1,141,090
   Variable term preferred stock fees  110,164            104,448
   Director fees                                      82,500             80,750
   Professional fees                               45,324             52,516
   Printing, stationery, and supplies      15,349             22,406
   Stock transfer fee                              44,511             24,961
   Postage and mailing fees                  18,043             19,885
   New York Stock Exchange fee        16,170             16,170
   Custodian and registrar fees               7,548              4,641
   Other                                                22,041             27,054
  Total Operating Expenses           1,499,307          1,493,921

  Net Investment Income              9,577,539          9,826,911

    Net realized and unrealized gain(loss)
    on investments:
     Net realized gain on investments       3,030,309          2,343,208
  Decrease in net unrealized
    appreciation of investments                (368,480)        (5,172,687)
    Net Realized & Unrealized Gain(Loss)
  on Investments                                     2,661,829         (2,829,479)

  Net Increase in Net Assets Resulting
  from Operations                                $12,239,368         $6,997,432

  The accompanying notes are an integral part of the financial statements.

  STATEMENTS OF CHANGES IN NET ASSETS

                                                       Year Ended         Year Ended
                                                       December 31,      December 31,
                                                            1997                   1996
  Changes from operations:

   Net investment income                      $9,577,539         $9,826,911
   Net realized gain on investments        3,030,309          2,343,208
   Decrease in net unrealized
    appreciation of investments                (368,480)        (5,172,687)
  Net increase in net assets resulting
  from operations                                 12,239,368          6,997,432

  Distributions to shareholders from net
     investment income:

   Common shareholders                       (8,266,956)        (8,217,231)
   Preferred shareholders                       (1,539,469)        (1,651,693)
  Total distributions to shareholders
  from net investment income               (9,806,425)        (9,868,924)

  Distributions to shareholders from net
     realized gains:

   Common shareholders                       (2,117,980)        (1,757,774)
   Preferred shareholders                          (636,338)          (480,535)
  Total distributions to shareholders
  from net realized gains                        (2,754,318)        (2,238,309)

  Total decrease in net assets                    (321,375)        (5,109,801)

  Net assets at beginning of year        132,053,657        137,163,458
  Net assets at end of year  *            $131,732,282       $132,053,657

    * Includes undistributed net investment income as of December
31,:1997 - $ 238,241;       1996 - $ 191,136.

    The accompanying notes are an integral part of the financial statements
                                                       21

  STATEMENTS OF CASH FLOWS

                                                  Year Ended         Year Ended
                                                  December 31,     December 31,
                                                        1997                  1996
  Operating Activities:
   Interest Received                    $11,070,191        $11,274,047
   Dividends Received                               214,745               117,789
   Operating Expenses Paid                 (1,498,516)          (1,511,800)

  Net Cash Provided by
        Operating Activities            9,786,420          9,880,036

  Investing Activities:
   Purchase of investment securities   (29,429,640)       (30,509,905)
   Proceeds from sale of investment
   securities                                          30,690,334         33,479,851
   Net proceeds(purchase) of short-term
   investments                                        1,307,210         (2,602,334)

  Net Cash Provided by Investing
   Activities                                2,567,904            367,612

  Financing Activities:
   Distributions paid to common and
     preferred shareholders                 (12,005,560)       (11,134,097)

  Net Cash Used in Financing
    Activities                             (12,005,560)       (11,134,097)

    Increase(Decrease) in Cash               348,764           (886,449)

  Cash at Beginning of Year                         92,301            978,750
  Cash at End of Year - Note D                 $441,065            $92,301

   RECONCILIATION OF INCREASE(DECREASE) IN
  NET ASSETS RESULTING FROM OPERATIONS TO
  NET CASH PROVIDED BY OPERATING ACTIVITIES

  Net increase in net assets resulting
     from operations                        $12,239,368         $6,997,432

  Reconciling Adjustments:
   Net realized and unrealized (gain)
    loss on investments                      (2,661,829)         2,829,479
   Discount accretion on investment
    securities                                        (7,408)            (6,878)
   Decrease in accrued investment income
     receivable                                   246,973             91,483
   Increase in accrued
    dividend receivable               (31,475)           (13,600)
  Increase(Decrease) in accrued
     expenses                        791            (17,880)
  Net Cash Provided by Operating
    Activities                                    $9,786,420         $9,880,036

  The accompanying notes are an integral part of the financial statements
                                                       22

  PORTFOLIO of INVESTMENTS BY INDUSTRY
CLASSIFICATION
  As of December 31, 1997                          (Unaudited)

                                                         Market or      Percent of
                                                     Fair Value     Net Assets
  Accounting Firms
  Deloitte & Touche LLP                 1,051,119           0.8%

  Aerospace
  McDonnell Douglas Corporation         1,120,570
  Sequa Corporation                                  253,750
                                                               1,374,320           1.0%

  Airline
  AMR Corporation                                 2,519,142
  Delta Air Lines Inc.                            1,651,837
  United Airlines Inc.                            2,825,256
                                                              6,996,235           5.3%

  Bank
  Anglo Irish Bank Corporation                1,132,483
  Banc One Corporation                             1,251,410
  Banco Nacional De Mexico                       500,005
  BankAmerica Corporation                    1,155,700
  First Hawaiian Bank                                509,600
  First Interstate Bancorp                        1,004,100
  First Nationwide Holdings                     280,000
  First USA Bank                                  1,059,190
  Fleet/Norstar Group                             1,135,310
  HongKong & Shanghai Bank                      396,250
  Lloyds Bank PLC                                    885,000
  Mellon Capital I                                   416,112
  Nationsbank Corporation                         1,072,660
  Standard Charter PLC                               690,000
  Wells Fargo Capital A                              532,300
                                                            12,020,120           9.1%

  Broadcasting/Publishing
  Capital Cities/ABC Inc.                         1,075,280
  K-III Communications Inc.                     253,750
  News America Holdings Inc.                 1,197,530
                                                       2,526,560           1.9%

  Brokerage
  Goldman Sachs Group                           529,950
  Lehman Brothers Holding Inc.                  535,685
  Refco Group                                     1,027,975
  Salomon Inc.                                       540,000
                                                       2,633,610           2.0%

  Chemicals
  Dow Chemical Co.                                2,036,777
  EI Dupont Nemour                                1,086,750
  ISP Holdings Inc.                                  259,062
                                                       3,382,589           2.6%

  Electrical and Electronics
  AST Research Inc.                                  795,600
  PSC Inc.                                             65,812
  Spectrascan Inc.                                   500,000
                                                       1,361,412           1.0%
  Energy
  Enron Corporation                               1,095,910
  Gulf Canada Resources LTD                     271,250
  Peco Energy Company                             1,552,020
  Systems Energy Resources                   1,015,530
                                                       3,934,710           3.0%

  Entertainment
  Bicycle Holding Inc.                                 97,865
  New Boston Garden Corporation              1,028,766
  Showboat Inc.                                      266,250
  Speedway Motorsports Inc.                     255,000
  Time Warner Inc.                                1,791,345
  United States Playing Card Company            500,000
  Viacom Inc.                                     1,020,180
                                                       4,959,406           3.8%

  Finance
  Chrysler Financial Corporation             1,063,910
  Dow Capital                                     1,188,410
  Duquesne II Funding Corporation            1,105,553
  Fort Wayne Capital Trust I                      1,095,267
  General Electric Capital Corporation       1,170,210
  General Motors Acceptance Corporation      1,795,710
  Progress Capital Holdings LTD              1,018,210
  Selkirk Cogen Funding Corporation          1,080,117
  Summit Acceptance Corporation                 500,000
  The Money Store                                 1,071,906
  Union Acceptance Corporation                  975,000
  Van Kampen Merritt Companies Inc.             259,513
                                                                   12,323,806           9.4%

  Finance - Structured
  Avianca Airline Ticket Receivable Trust       500,592
  Citicorp Mortgage Securities Inc.             507,031
  DLJ Mortgage Pass-thru                        423,287
  Greentree Financial Corporation            1,048,906
  Interbank/AKK Trust                                497,180
  Merrill Lynch Mortgage Investors Inc.         574,213
  Mutual Fund Fee Trust IV                      860,086
  NAL Auto Trust                                     244,798
  NWA Trust                                          566,855
  Resolution Trust Corporation                  302,428
  ZCC Mezzanine Fund I                            30,820
                                                       5,556,196           4.2%

                                                       23
  PORTFOLIO of INVESTMENTS BY INDUSTRY
CLASSIFICATION
     Continued          (Unaudited)

                                                         Market or      Percent of
                                                     Fair Value     Net Assets
  Food and Beverage
  Cambuhy Export Trust                          398,086
  Chiquita Brands                                    265,000
  Coca-Cola Femsa SA DE                      1,037,807
  Conagra Inc.                                    1,574,565
  Marsh Supermarkets Inc.                       251,875
  RJR Nabisco Inc.                                1,080,440
                                                       4,607,773           3.5%
Foreign and Foreign Government
  Cemex SA                                           256,875
  Compania De Desarrollo Aero                   523,030
  Gruma SA DE CV                                247,077
  Guangdong International Trust                 429,425
  Noranda Inc.                                    1,589,115
  Province de Quebec                              1,139,040
  Republic of Brazil                                 234,375
  Republic of Colombia                               282,102
  Republic of Venezuela                              447,995
  Russian Federation                                 231,625
  Tata Electric Company (India)                 216,500
  Turkiye Vakiflar Bankasi T.A.O.               501,454

                              6,098,613           4.6%

  Forest Products
  Macmillan Bloedel LTD                         543,075
  West Fraser Mills LTD                           1,091,640
                                                       1,634,715           1.2%

  Funeral Homes
  Loewen Group Inc.                               1,085,000           0.8%

  Government/Government Agency
  Federal Home Loan Mortgage Corp.           1,911,103
  Federal National Mortgage Association      1,330,616
  Government National Mortgage Assoc.        3,559,219
                                                       6,800,938           5.2%

  Health Care
  Columbia HCA Healthcare Corporation      984,430
  Paracelsus Healthcare                                25,312
  Tenet Healthcare                                   272,812
                                                       1,282,554           1.0%
  Heavy Machinery
  AGCO Corporation                                   255,000
  Caterpillar Inc.                                   961,480
                                                       1,216,480           0.9%

  Home Construction
  Owens Corning Fiberglass Corporation       1,233,360
  Toll Brothers Inc.                                 261,875
                                                       1,495,235           1.1%

  Household Products
  Behr Process Corporation                      199,000
  Black & Decker Corporation                    545,300
  Whirlpool Corporation                           1,113,890
                                                       1,858,190           1.4%

  Industrial
  Ametek Inc.                                     266,250           0.2%

  Insurance
  AllState Corporation                            1,084,410
  Nationwide                                      1,171,100
                                                       2,255,510           1.7%

  Metals/Mining
  Centennial Resources Inc.                          500,001
  Cyprus Amax Minerals Co.                      522,885
  EES Coke Battery Company                      476,740
  INCO LTD                                        1,126,750
                                                       2,626,376           2.0%

  Miscellaneous
  Authorized Distribution Network Inc.                   154
  Huron Technologies Inc.                       802,455
  ITT Corporation                                    487,485
  KPB Holdings, L.P.                                 250,000
  Louis Dreyfus Corporation                  1,053,527
  Nebraska Book Company, Inc.                   635,739
  Stackpole Magnetic Systems                    428,163
                                                       3,657,523           2.8%

  Natural Gas
  Coastal Corporation                             1,151,470
  Penn Fuel Gas Inc.                              1,055,859
  Suburban Propane L.P.                           1,031,900
                                                       3,239,229           2.5%

  Paper and Paper Products
  Container Corporation of America           275,625
  Specialty Paperboard Inc.                  260,000
                                                       535,625           0.4%

  Petroleum
  Oryx Energy Company                        1,098,010
  Pennzoil Company                                1,273,560
  Sun Inc.                                             1,145,410
  Trico Marine Services Inc.                    253,437
                                                       3,770,417           2.9%

  Public Utility
  BVPS II Funding Corporation                1,544,012
  Cleveland Electric Illuminating Co.        1,033,000
  Commonwealth Edison  Inc.                  1,082,490
  Connecticut Light & Power                     998,580
  Houston Lighting & Power  Company          1,556,250
  Long Island Lighting Company               2,059,780
  Niagara Mohawk Power Corporation              537,580
  PacifiCorp                                      1,675,190
  Pennsylvania Power & Light                    559,950
  Texas Utilities Electric Company           1,035,420
  Transcanada Capital                             1,055,000
  Virginia Electric & Power Company          1,016,010
                                                       14,153,262          10.7%

                                                       24
  PORTFOLIO of INVESTMENTS BY INDUSTRY
CLASSIFICATION
     Continued          (Unaudited)

                                                         Market or      Percent of
                                                     Fair Value     Net Assets
  Retail
  MacSaver Financial Services                   430,530
  MDAS Investors Limited Partnership              31,320
  Murray's Discount Auto Stores Inc.            500,001
  Sears Roebuck & Company                    1,230,820
                                                       2,192,671           1.7%

  Steel
  AK Steel Corporation                            266,562
  Pohang Iron & Steel Company                706,880
  Steel Technologies                              529,554
                                                       1,502,996           1.1%

Telecommunications
  Global Telesystems Holdings Ltd.              507,123
  MCI Communications Corporation             1,052,840
  New England Telephone & Telegraph          1,113,810
  Nynex Corporation                               1,860,048
  Rogers Cantel Inc.                                 262,500
  Tele-Communications Inc.                   2,245,380
  Worldcom Inc.                                   1,075,000
                                                       8,116,701           6.2%
  Transportation
  Concordia Maritime                              1,031,077
  Federal Express Corporation                1,413,212
  Georgia Pacific Corporation                 1,705,200
                                                                 4,149,489           3.1%

   Total Long-Term Investments          $130,665,630   99.2%


  Notes to Financial Statements

  Note A - Summary of Accounting Policies

  Lincoln National Income Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company, incorporated under the laws of Maryland. Fund shares are listed on the New York Stock Exchange under the symbol LND.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

  Investments

  Cost represents original cost except in those cases where there is "original-issue discount" as defined by the Internal Revenue
Service, and in those cases the cost figure shown is amortized cost. "Original-issue discount" is being amortized over the period to the next expected call date.

Investments in equity securities traded on a national exchange are valued at their last reported sale price on the date of valuation; equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price. Public debt securities and certain private placement securities, which are traded in a secondary market system for trading restricted securities in reliance upon SEC Rule 144A, are valued at the composite price as determined by a pricing service which uses market transactions as inputs. Short-term investments are stated at cost which approximates market.

  Private placement securities are restricted as to resale. Except for certain private placement securities traded in a secondary market system for trading restricted securities, private placement securities have no quoted market values. The amounts shown as fair values for private placement securities with no available quoted market values represent values approved by the Board of Directors. Many factors are considered in arriving at fair value, including, where applicable, yields available on comparable securities of other issuers; changes in financial condition of the issuer; price at which the security was initially acquired; extent of a Private market for the security; period of time before the security becomes freely marketable or becomes convertible; anticipated expense to the Fund of registration or otherwise qualifying the security for public sale; potential underwriting commissions if an underwriting would be required for sale; size of the issue and the proportion held by the Fund; if a convertible security, whether or not it would trade on the basis of its stock equivalent; and existence of merger proposals or tender offers involving the issuer.

The Board of Directors of the Fund is composed, in part, of individuals who are interested persons (as defined in the Investment Company Act of 1940) of the Advisor or affiliated companies. Since the fee paid to the Advisor is affected by the valuation placed on securities held in the Fund's portfolio, valuations are approved by a majority of the Directors who are not interested persons. As of December 31, 1997, the value of all private placement securities, which totaled $24,707,284 and represents 18.8% of total net assets were approved by directors who are not interested persons. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

  Income Taxes

  It is the intention of the Fund to distribute substantially all net investment income and net realized gains. The Fund therefore qualifies for tax treatment accorded to "regulated investment companies" as defined by the applicable provisions of the Internal Revenue Code. On such basis, under present law, the Fund will not incur any liability for income taxes on the portion of its net investment income and net realized gains distributed to shareholders.

  Other

  Security transactions are accounted for on the trade date for equity and debt securities. Cost of securities sold is determined on a specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis except for interest in default, or interest deferred by a change in the terms of the loan agreement, which is recorded when received. Distributions to common shareholders are recorded on the ex-dividend date and distributions to preferred shareholders are accrued daily and paid every 28 days. In addition, in the preparation of financial statements management relies on the use of estimates where necessary.

  Note B - Investments

  Private placement securities are restricted as to resale because these securities have not been registered with the Securities and Exchange Commission (SEC). The terms under which private placement securities are acquired, however, sometimes provide for limited registration rights if requested by the security owner. These registration rights usually relate to common stock issued or issuable upon conversion of convertible securities or the exercise of warrants.

  The following is a summary of registration rights pertaining to private placement securities held by the Fund:

             1) Common shares issuable upon conversion of convertible securities or exercise of warrants are entitled to at least one free registration and to certain free "piggyback" registration rights.

             2) Warrants owned by the Fund do not carry registration rights.

             3) All debt and preferred securities have no registration rights, but can be sold to other institutional investors after a minimum holding period, subject to certain requirements.


  The SEC requires that, as of the date a private placement security is acquired, the market value of an equivalent unrestricted security of the same company be provided. Since there are no comparable publicly traded securities of any of these companies outstanding, no such comparative values have been provided.

  The aggregate cost of investments purchased and the aggregate proceeds from investments sold (exclusive of short-term investments) amounted to $29,428,811and $30,695,509, respectively, as of December 31, 1997; and $30,511,111 and $33,476,659, respectively as of December 31, 1996.


  Note C - Management Fees and Other Transactions with
Affiliates

  Under an agreement between the Fund and Lincoln Investment Management, Inc.(Advisor), the Advisor manages the Fund's investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive and administrative functions of the Fund. In return for these services, the Advisor receives a management fee of .1875% of net assets of the Fund as of the close of business on the last business day of the quarter (.75% on an annual basis) plus 1.5% of the net cash dividends and interest earned and actually received in cash less interest on borrowed funds and dividends paid on the Variable Term Preferred Stock.


  Certain officers and directors of the Fund are also officers or directors of theAdvisor. The compensation of unaffiliated directors of the Fund is borne by the Fund.

  Note D - Excess of Liabilities over Other Assets

  The net asset caption "excess of liabilities over other assets" consisted of the following:

     Cash                                                               $441,065
     Accrued interest income receivable            2,374,639
     Accrued dividend income receivable               60,825
     Receivable for investments securities sold       19,622
     Management fee payable                               (287,299)
     Accrued dividends payable - common     (4,782,537)
     Accrued dividends payable - VTP                 (50,607)
     Other - net                                                        (1,846)
                                                                 ($2,226,138)

  Note E - Net Assets
    Net assets at December 31, 1997, consisted of the following:

     Preferred Stock, par value $1.00 per share
       (authorized 1,000,000 shares) Variable Term
       Preferred Stock (VTP), issued and outstanding
       40,000 shares, liquidation preference $1,000
       per share                                       $40,000,000

     Common Stock, par value $1.00 per share
       (authorized 10,000,000 shares), issued
       and outstanding 6,832,195 shares            6,832,195
       Proceeds in excess of par value of shares
       issued                                               73,101,180
       Undistributed realized gain on investments,
       net of taxes paid                               6,490,687
       Undistributed net investment income          238,241
       Net unrealized appreciation of
             investments                5,069,979

                               Total Net Assets        $131,732,282

  Note F - Income Taxes

  The cost of investments for federal income tax purposes is the same as for book purposes. At December 31, 1997, the aggregate gross unrealized appreciation on investments was $7,043,286 and the aggregate gross unrealized depreciation was $1,973,307.

  Note G - Variable Term Preferred Stock

  During August 1992, the Fund issued 40,000 shares of Variable
Term Preferred stock (VTP) at an offering price of $1,000 per share. During 1992 the underwriting discount and other expenses incurred in the issuance of the preferred stock aggregated
$1,120,016 and were recorded as a reduction of net assets applicable to common shares. Dividends are cumulative from the date of the original issue and reset every 28 days through an auction process. The Articles Supplementary,which establish and fix the rights and preferences of the VTP, places restrictions on the payments of dividends on the Fund's common stock upon non-compliance with certain provisions of the Articles Supplementary, purchase of futures or options, issuance of debt, short sale of securities, mergers, changing the Fund's pricing service and investing in reverse repurchase agreements, and requires the Fund to meet certain asset maintenance tests. The shares of the VTP may be redeemed at the option of the Fund in accordance with the terms of the Articles Supplementary. The mandatory redemption provisions of the Articles Supplementary require the Fund under certain conditions to redeem shares of theVTP if certain asset maintenance tests are not maintained or if credit rating provisions are not met.

  During the year ended December 31, 1997, dividend rates have ranged from 5.100% to 6.500% and the average dividend rate was 5.425%.

  Note H - Unaudited Quarterly Results of Operations

  The following is a tabulation of the unaudited quarterly results of operations. Per share data is based on common shares outstanding at the end of each quarter:



     1997                               March 31   June 30    Sept. 30   Dec. 31
($000)
  Investment Income                $2,761      $2,776    $2,782     $2,758
  Net Investment Income           2,385       2,372     2,431      2,390
  Net Realized and Unrealized
  Gain(Loss) Investments        (2,255)      1,626     3,289          2

  Per Share Amounts:
     Net Investment Income               0.35        0.35      0.35       0.35
     Net Realized and Unrealized
      Gain(Loss) on Investments       (0.33)       0.24      0.48       0.00


     1996

  Investment Income ($ 000)   $2,828      $2,810    $2,865     $2,818
  Net Investment Income ($ 000) 2,448       2,445     2,510      2,424
  Net Realized and Unrealized
  Gain(Loss) on Investments      (4,597)       (776)      287      2,257

  Per Share Amounts:

     Net Investment Income               0.36        0.36      0.37       0.35
     Net Realized and Unrealized
     Gain(Loss) on Investments        (0.67)      (0.11)     0.04       0.33


  Report of Independent Accountants

  To the shareholders and Board of Directors of Lincoln National
Income Fund, Inc.

  We have audited the accompanying statement of net assets of Lincoln National Income Fund, Inc., including the portfolio of investments in securities as of December 31, 1997, and the related statements of operations, cash flows and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lincoln National Income Fund, Inc. as of December 31, 1997, the results of its operations, cashflows and changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.


  Fort Wayne, Indiana
  January 27, 1998

  Directors & Officers of the Fund


      Directors               Descriptions of Occupations and
                         Responsibilities

  Richard M. Burridge    Chairman, The Burridge Group, Inc.;
                         Director, Cincinnati Financial
                         Corporation, Lincoln National
                         Convertible Securities Fund Inc. and
                         St. Joseph Light and Power
                         Company; Chairman of the Board,
                         Fort Dearborn Iincome Securities,
                         Inc.

  Adela Cepeda                President, A.C. Advisory, Inc.;
                              Commissioner,Chicago Public
                              Building Commission; Director,
                              Lincoln National Convertible
                              Securities Fund,Inc.;Director and
                              Vice President, Harvard Club of
                              Chicago.

  Roger J. Deshaies           Senior Vice President, Finance,
                              Parkview HealthSystem; Director
                              Lincoln National Convertible
                              Securities Fund, Inc., Hospital
                              Laundry Services, Inc., and
                              Signature Care, Inc. Director and
                              Treasurer, PineValley Country Club;
                              Member, Chamber of Commerce
                              Finance Committee.

  Charles G. Freund           Chairman Emeritus of the Board of
                              Directors, Success National Bank at
                              Lincolnshire; Director, Mathers
                              Fund, Inc., Lincoln National
                              Convertible Securities Fund, Inc.

  Thomas N. Mathers           Director, Lincoln National
                              Convertible Securities Fund, Inc.;
                              Vice President and Director, OFC
                              Meadowood Retirement Community.

  H. Thomas McMeekin          Executive Vice President and Chief
                              Investment Officer,   Lincoln
                              National Corporation; President and
                              Director, Lincoln Investment
                              Management Inc. and Lincoln
                              National Convertible Securities
                              Fund, Inc.; Director, The Lincoln
                              National Life Insurance Company,
                              Lincoln National Investment
                              Companies, Inc., Delaware
                              Management Holdings, Inc., Lynch
                              & Mayer, Inc. and Vantage Global
                              Advisors, Inc.

  Daniel R. Toll              Director, Brown Group, Inc.; A.P. Green
                              Industries, Inc., Kemper National Insurance
                              Company, Lincoln National Convertible
                              Securities Fund,  Inc., Mallinckrodt Group
                              Inc., and NICOR, Inc.

  Ann L. Warner     Senior Vice President and Director Portfolio
                    Management, Lincoln Investment
                    Management, Inc; Director, Lincoln
                    National Convertible Securities
                    Fund, Inc.

  Fred J. Young     Director, Lincoln National Convertible
                    Securities Fund, Inc.

  Officers

  H. Thomas McMeekin      President
  David A. Berry              Vice President
  David C. Fischer            Vice President
  David G. Humes              Vice President, Controller, Treasurer
  Ann L. Warner               Vice President
  Cynthia A. Rose              Secretary
                                                       29

  Corporate Information

  Dividend Disbursing Agent, Transfer Agent and Reinvestment Plan Agent

  First Chicago Trust Company of New York
  P.O. Box 2500
  Jersey City NJ 07303-2500
  1-800-317-4445

  Investment Advisor

  Lincoln Investment Management, Inc.
  200 East Berry Street
  Fort Wayne, IN  46802
  (219) 455-2210

  Independent Accountants

  Coopers & Lybrand L.L.P.
  490 Lincoln Tower
  Fort Wayne, IN  46802

  Stock Exchange

  The Fund's stock is traded on the New York Stock Exchange
(NYSE) under the trading symbol of LND.

  Automatic Dividend Reinvestment Plan

Any registered shareholder of Lincoln National Income Fund, Inc. may participate in the Automatic Dividend Reinvestment Plan (the
Plan). If you are a beneficial owner whose shares are registered in the name of another (e.g., in a broker's "street name") and desires to participate in the Plan, you must become a registered holder by transferring the shares to your name.

To participate in the Plan, you must complete and forward an authorization card to the Plan agent. This card authorizes the Plan agent to receive your dividends and other distributions from the Fund in additional shares of common stock. The additional shares will be issued by the Fund, if the net asset value per share is equal to or lower than the market price of the Fund's Common Stock plus brokerage commissions. If the net asset value per share is higher than the market price of the Fund's Common Stock plus brokerage commissions, the additional shares will be purchased in the open market and the cost of the brokerage commissions will be charged to each participant on a pro-rata basis. The Plan also allows the Plan agent to accept optional cash contributions. Each optional cash contribution by a participant must be not less than $100 and not more than $3,000 per dividend period and must be received by the Plan agent not less than five business days and no more than thirty days prior to the dividend payment date.

  Shares will be held by First Chicago, the Plan agent. You will receive a statement each time shares are distributed by the Fund or purchased for you.

  There is no direct charge for Plan participation. The administrative costs of the Plan are borne by the Fund.

  If your dividends and other distributions are reinvested, they will be subject to capital gains and income taxes as if they were paid to you in cash.

  You may terminate your participation in the Plan at any time by giving written notice to the Plan agent.

  For additional information on the Plan, please write First
Chicago, P.O. Box 2500  Jersey City, NJ 07303-2500 or call
1-800-317-4445.
                                                       30